                                                               EXHIBIT 10.4(b)

                     CONSENT NUMBER 2 AND SECOND AMENDMENT

    CONSENT NUMBER 2 AND SECOND AMENDMENT, dated as of November 12, 1996 (this "AMENDMENT"), to the Credit Agreement, dated as of June 27, 1996 (the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY"), the Foreign Borrowers from time to time parties thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), the Collateral Agent named therein and Credit Suisse, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"; together with the Collateral Agent, the "AGENTS").

                             W I T N E S S E T H :

    WHEREAS, the Borrowers are parties to the Credit Agreement;

    WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, as more fully described herein;

    WHEREAS, the Lenders and the Agents are willing to amend such provisions of the Credit Agreement only upon the terms and subject to the conditions set forth herein;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrowers, the Lenders and the Agents hereby agree as follows:

    1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

    2. AMENDMENT OF SECTION 1.1. Section 1.1 of the Credit Agreement is amended by:

        (a) deleting in its entirety the definition of the term "Dollar Equivalent" contained therein and by substituting therefor the following:

           "DOLLAR EQUIVALENT" means, with respect to any Optional Currency at the time of determination thereof, the equivalent of such currency in Dollars determined at the rate of exchange quoted by the Administrative Agent in New York, New York at 12:00 noon (New York time) on the last Business Day of the most recently completed calendar quarter (or, if the Administrative Agent so elects or any Lender so requests, on the date of determination), to prime banks in New York City for the spot purchase in the New York foreign exchange market of such amount of Dollars with such Optional Currency.

        (b) deleting in its entirety clause (d) of the definition of the term "Local Lender" and by substituting therefor the following:

           (d) Hexcel S.A. (Spain) (formerly known as Hercules Aerospace Espana, S.A.), Credit Suisse (Luxembourg) S.A.,

        (c) inserting therein in proper alphabetical order the following new definition:

           "OMEGA LEASE" means the Standard Industrial/Commercial Single Tenant Lease, dated as of March 1, 1996, between the Company, as lessor, and Hexcel International, as lessee.

    3. AMENDMENT OF SECTION 7.6(B). Section 7.6(b) of the Credit Agreement hereby is amended by deleting said Section 7.6(b) it its entirety and substituting therefor the following:

        (b) For the purposes of this Agreement, the Dollar Equivalent of a Multicurrency Loan or any Letter of Credit Obligations in an Optional Currency shall be determined by the Administrative Agent upon receipt from any Borrower of the Notice of Borrowing requesting a Loan or any application for a Letter of Credit, and such Dollar Equivalent shall be recalculated on each date that it shall be necessary to determine the unused portion of each Lender's Revolving Credit Commitment or any or all of the Revolving Credit Obligations outstanding on such date (it being understood that such calculation or recalculation may, under the circumstances described in the definition of the term "Dollar Equivalent" in Section 1.1, be made based upon an exchange rate in effect on the last Business Day of the most recently ended calendar quarter).

    4. AMENDMENT OF SECTION 13.2. Section 13.2 of the Credit Agreement hereby is amended by:

        (a) deleting in its entirety clause (e) thereof and by substituting therefor the following:

           (e) leases of owned Real Property and subleases of leased Real Property, to the extent such leases and subleases have anticipated annual rentals of less than $1,000,000 each; PROVIDED, HOWEVER, leases and subleases of Real Property among the Company and its subsidiaries or among such subsidiaries shall be permitted without regard to anticipated annual rentals;

        (b) deleting in its entirety clause (g) thereof and by substituting therefor the following:

           (g) the Company and its subsidiaries may sell all or any part of the Property referred to on Schedule 7.5; provided, that (A) the Administrative Agent shall have received the documentation evidencing such sales, (B) such sales shall not be made for less than the Fair Market Value of such Property and (other than in respect of the Property referred to in item 6 of SCHEDULE 7.5) for consideration other than at least 85% cash and (C) the Net Cash Proceeds arising from such sales shall not be substantially less than the amount specified with respect to such Property listed on SCHEDULE 7.5;

    5. AMENDMENTS OF SECTION 13.10(B). Section 13.10(b) is amended by deleting the word "None" at the beginning thereof and by inserting in lieu thereof the phrase "Other than pursuant to the Omega Lease, none".

    6. AMENDMENT OF SCHEDULES. The Schedules to the Credit Agreement hereby are amended by:

        (a) inserting in Schedule 13.1 to the Credit Agreement the following additional inter-company loan:

       HEXCEL OMEGA CORPORATION (CA)

           1. Promissory Note by Hexcel International (CA) in favor of Hexcel Corporation in the aggregate principal amount of $20,008,972.00. The obligation to repay this Promissory Note was assumed by Hexcel Omega Corporation.

        (b) inserting in Schedule 13.4-A of the Credit Agreement the following:

           1. The transfer, sale or other disposition of the business conducted and/or the assets located at the Anaheim manufacturing plant between Hexcel Corporation and its subsidiaries or between Hexcel Corporation's subsidiaries.

           2. Hexcel International may make capital contributions to Hexcel International in an amount not to exceed $1,000,000.

           3. Hexcel International may make capital contributions to Hexcel Omega Corporation in an amount not to exceed $1,000,000.

    7. CONSENT TO DESIGNATION OF ADDITIONAL BORROWER. Each Lender hereby consents that Hexcel Composites GmbH, a German corporation which is a wholly owned Subsidiary of Hexcel (U.K.) Limited, shall be designated as an "Additional Borrower" for all purposes under the Credit Agreement and the other Loan Documents; PROVIDED that nothing contained in this Section 3 shall be deemed to constitute a waiver of any of the provisions of Section 9.3 of the Credit Agreement.

    8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the European Overdraft Bank, Credit Suisse (Luxembourg) S.A. (as a Local Lender) and the Requisite Lenders.

    9. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 10 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment (including, without limitation, the designation of Hexcel Composites GmbH as an Additional Borrower pursuant to Section 3 hereof).

    10. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provisions of any of the Loan Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

    11. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

    12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                HEXCEL CORPORATION
                                HEXCEL S.A. [Belgium]
                                HEXCEL S.A. [Lyon]
                                BROCHIER S.A.
                                SALVER S.R.L.

                                By:            /s/ STEPHEN C. FORSYTH
                                     ------------------------------------------
                                     Title: Senior Vice President Finance &
                                            Administration and Chief Financial
                                            Officer

                                HEXCEL (U.K.) LIMITED
                                HEXCEL COMPOSITES LIMITED
                                HEXCEL COMPOSITES GMBH

                                By:            /s/ STEPHEN C. FORSYTH
                                     ------------------------------------------
                                     Title: Senior Vice President Finance &
                                            Administration and Chief Financial
                                            Officer

                                HEXCEL S.A. [SPAIN] (formerly known as Hercules
                                Aerospace Espana S.A.)

                                By:            /s/ STEPHEN C. FORSYTH
                                     ------------------------------------------
                                     Title: Senior Vice President Finance &
                                            Administration and Chief Financial
                                            Officer

                                CREDIT SUISSE, as the Administrative Agent

                                By:               /s/ IRA LUBINSKY
                                     ------------------------------------------
                                     Title: Associate

                                By:               /s/ SEAN BERNARD
                                     ------------------------------------------
                                     Title: Associate

                                CITIBANK, N.A. as Collateral Agent and as a Lender (including, without limitation, as
                                European Overdraft Bank)

                                By:              /s/ MARY W. CORKRAN
                                     ------------------------------------------
                                     Title: Vice President

                                CREDIT SUISSE, as a Lender

                                By:                /s/ KARL STUDER
                                     ------------------------------------------
                                     Title: Member of Senior Management

                                By:              /s/ DANIELA E. HESS
                                     ------------------------------------------
                                     Title: Associate

                                THE BANK OF NEW YORK

                                By:             /s/ ELIZABETH T. YING
                                     ------------------------------------------
                                     Title: Vice President

                                BANQUE NATIONALE DE PARIS, SAN FRANCISCO BRANCH

                                By:              /s/ KATHERINE WOLFE
                                     ------------------------------------------
                                     Title: Vice President

                                By:                /s/ CHARLES DAY
                                     ------------------------------------------
                                     Title: Assistant Vice President

                                THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank, N.A.)

                                By:               /s/ SCOTT S. WARD
                                     ------------------------------------------
                                     Title: Vice President

                                CREDIT LYONNAIS

                                By:                /s/ XAVIER ROUX
                                     ------------------------------------------
                                     Title: Authorized Signature

                                ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.

                                By:              /s/ ROBERT WURSTER
                                     ------------------------------------------
                                     Title: First Vice President

                                By:            /s/ WILLIAM J. DEANGELO
                                     ------------------------------------------
                                     Title: First Vice President

                                SOCIETE GENERALE

                                By:             /s/ GEORGE L. PETERS
                                     ------------------------------------------
                                     Title: Vice President

                                SWISS BANK CORPORATION, New York and Cayman
                                Island Branches

                                By:                /s/ HANNO HUBER
                                     ------------------------------------------
                                     Title: Associate Director

                                By:             /s/ GUIDO W. SCHULER
                                     ------------------------------------------
                                     Title: Executive Director

                                UNION BANK OF SWITZERLAND

                                By:              /s/ C. C. GLOCKLER
                                     ------------------------------------------
                                     Title: Vice President

                                By:             /s/ MARY V. TURNBACH
                                     ------------------------------------------
                                     Title: Assistant Treasurer

    The undersigned hereby consents to its designation as the Local Lender with respect to Local European Loans to be borrowed by Hexcel, S.A. (formerly known as Hercules Aerospace Espana, S.A.) and agrees to be bound by all terms of the Credit Agreement (after giving effect to this Amendment) applicable to it in such capacity.

  CREDIT SUISSE (LUXEMBOURG) S.A., as a Local
  Lender

  By:              /s/ ERNST VAN BEEK
       ------------------------------------------
       Title: Member of Senior Management

  By:              /s/ CHARLES DENOTTE
       ------------------------------------------
       Title: Associate